Exhibit 32.1

CERTIFICATION OF THE COMPANY’S PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pinkbrick Holdings Inc. (the "Company") on Form 10-Q for the period ended February 28, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vincent S. LoPriore, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vincent S. LoPriore
Vincent S. LoPriore
Chief Executive Officer (Principal Executive Officer)
April 14, 2015